Exhibit 6.0

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the Board of Directors, hereby constitutes and appoints Nicholas Dalmaso as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940, in connection with Claymore Securities Defined Portfolios, Series 261, 295, 298 and 317 through 400, for which Claymore Securities, Inc., alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July, 2006.

                                                             /s/ David C. Hooten
                                                             -------------------
                                                                 David C. Hooten


STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF DUPAGE                 )

         On this 25th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"



                                                               /s/ Susan Pittner
                                                               -----------------
Notary Public, State of Illinois                                   Notary Public

My Commission Expires: 3/31/2010

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the Board of Directors, hereby constitutes and appoints Nicholas Dalmaso as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940, in connection with Claymore Securities Defined Portfolios, Series 261, 295, 298 and 317 through 400, for which Claymore Securities, Inc., alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July, 2006.

                                                       /s/ Anthony J. Dileonardi
                                                       -------------------------
                                                           Anthony J. DiLeonardi


STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF DUPAGE                 )

         On this 25th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"



                                                               /s/ Susan Pittner
                                                               -----------------
Notary Public, State of Illinois                                   Notary Public

My Commission Expires: 3/31/2010

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the Board of Directors, hereby constitutes and appoints Nicholas Dalmaso as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940, in connection with Claymore Securities Defined Portfolios, Series 261, 295, 298 and 317 through 400, for which Claymore Securities, Inc., alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July, 2006.




                                                              /s/ Michael Rigert
                                                              ------------------
                                                                  Michael Rigert


STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF DUPAGE                 )

         On this 25th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"



                                                               /s/ Susan Pittner
                                                               -----------------
Notary Public, State of Illinois                                   Notary Public

My Commission Expires: 3/31/2010

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the Board of Directors, hereby constitutes and appoints Nicholas Dalmaso as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940, in connection with Claymore Securities Defined Portfolios, Series 261, 295, 298 and 317 through 400, for which Claymore Securities, Inc., alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July, 2006.




                                                                 /s/ Steven Hill
                                                                 ---------------
                                                                     Steven Hill


STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF DUPAGE                 )

         On this 25th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"



                                                               /s/ Susan Pittner
                                                               -----------------
Notary Public, State of Illinois                                   Notary Public

My Commission Expires: 3/31/2010